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                                                                    Exhibit 10.7






                                 AMENDMENT No. 2

                          Dated as of November 27, 2001

                                       To

                               AGREEMENT FOR LEASE

                                      among

                    TCA Network Funding, Limited Partnership,
                                    as Owner

                                       and

                            TA Operating Corporation,

                                    as Agent















This Amendment No. 2 has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. __. To the extent, if any, that this Amendment No. 2 constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment No. 2 may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 2.



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                  This Amendment No. 2 dated as of November 27, 2001 to
Agreement for Lease ("AMENDMENT NO.2"), among TCA NETWORK FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("OWNER"), and TA OPERATING CORPORATION ( "AGENT") (successor by merger of TA Operating Corporation and National Auto/Truckstops, Inc. ("NATIONAL")), a Delaware corporation, amending the Agreement for Lease referred to below.

                  WHEREAS, Owner, Agent and National have heretofore entered into an Agreement for Lease, dated as of September 9, 1999, and Owner and Agent have entered into an Amendment No. 1 dated November 13 2000 (as the same may hereafter be further amended, modified, supplemented or restated, the "AGREEMENT FOR LEASE"); and

                  WHEREAS, Agent, by letter dated as of September __, 2001, exercised its right to substitute certain property located in Tampa, Florida for the Unit Premises located in Laredo, Texas; and

                  WHEREAS, Owner and Agent wish to amend the Agreement for Lease as hereinafter provided,

                  NOW, THEREFORE, Owner and Agent hereby agree that the Agreement for Lease is amended as follows:

                  1. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement for Lease.

                  2. Section 2.2 (b) of the Agreement for Lease is deleted in its entirety and replaced with the following:

                       (b) the maximum aggregate cost for the acquisition of all Units and the construction of Unit Improvements thereon and the cost (including installation) of all Unit FF&E therein shall be no more than $72,000,000.

                  3. The definition of "Unit Completion Date" is hereby deleted in its entirety and replaced with the following:

                       With respect to each Unit subject hereto (other than the Unit Premises located at Seville, Ohio and Tampa, Florida), twenty-four (24) months from the date of this Agreement and, with respect to the Unit Premises located at Seville, Ohio thirty (30) months from the date of this Agreement and, with respect to the Unit Premises located at Tampa, Florida thirty-six (36) months from the date of this Agreement, unless such Unit Completion Date is extended by any Force Majeure Delay.



                                       87
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                  4.   Except as provided herein, all provisions, terms and
conditions of the Agreement for Lease shall remain in full force and effect. As amended hereby, the Agreement for Lease is ratified and confirmed in all respects.

                  5. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  6. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]





























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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be duly executed as of the date first above written.

                                     TCA Network Funding, Limited Partnership


                                     By:  TCA Network Capital, Inc.,
                                          its General Partner


                                     By:   /s/ William R. Fuhs
                                           ------------------------------------
                                           Name:  William R. Fuhs
                                           Title:  Vice President


                                     TA Operating Corporation


                                     By:   /s/ James W. George
                                     ------------------------------------------
                                           Name:  James W. George
                                           Title:  Senior Vice President & CFO